Securities Act File No. 002-88566

Neuberger Berman Advisers Management Trust

Supplement dated December 19, 2003
to the Balanced Portfolio Prospectus and
Statement of Additional Information dated May 1, 2003

The first sentence of the second full paragraph of the "Goal & Strategy" section of the Prospectus is revised to read as follows:

To pursue these goals, the fund allocates its assets between stocks -- primarily those of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index -- and short-term fixed income securities from U.S. government and corporate issuers.

On page 17 of the Statement of Additional Information, under the heading "Investment Process," the sentence, "Stocks between $2 billion and $12 billion in market capitalization," is replaced with the following:

Stocks of companies with a total market capitalization within the market capitalization range of the Russell Midcap Index.

Please retain this Supplement with your Prospectus and Statement of Additional Information for your future reference.